CNA Financial Corporation
Supplemental Financial Information

September 30, 2024

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Statements of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2024	2023	Change	2024	2023	Change
Revenues:
Net earned premiums	$2,593	$2,406	8%	$7,532	$7,001	8%
Net investment income	626	553	13	1,853	1,653	12
Net investment (losses) gains	(10)	(38)		(42)	(105)
Non-insurance warranty revenue	401	407		1,212	1,221
Other revenues	8	8		26	22
Total revenues	3,618	3,336	8	10,581	9,792	8
Claims, Benefits and Expenses:
Insurance claims and policyholders’ benefits (re-measurement loss of $(48), $(41), $(88) and $(75))	2,019	1,826		5,708	5,258
Amortization of deferred acquisition costs	457	426		1,336	1,208
Non-insurance warranty expense	387	386		1,169	1,154
Other operating expenses	362	338		1,077	1,021
Interest	32	34		101	93
Total claims, benefits and expenses	3,257	3,010	(8)	9,391	8,734	(8)
Income (loss) before income tax	361	326		1,190	1,058
Income tax (expense) benefit	(78)	(68)		(252)	(220)
Net income (loss)	$283	$258	10%	$938	$838	12%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended September 30	Three Months		Nine Months
(In millions, except per share data)	2024	2023	2024	2023
Components of Income (Loss)
Core income (loss)	$293	$289	$974	$922
Net investment gains (losses)	(7)	(31)	(33)	(84)
Pension settlement transaction gains (losses)	(3)	—	(3)	—
Net income (loss)	$283	$258	$938	$838

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.08	$1.06	$3.57	$3.39
Net investment gains (losses)	(0.03)	(0.11)	(0.12)	(0.31)
Pension settlement transaction gains (losses)	(0.01)	—	(0.01)	—
Diluted earnings (loss) per share	$1.04	$0.95	$3.44	$3.08

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.3	271.2	271.5	271.2
Diluted	272.7	272.3	272.7	272.2

Return on Equity
Net income (loss) (1)	11.0%	11.9%	12.1%	13.1%
Core income (loss) (2)	9.4	9.4	10.3	10.1
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statements of Cash Flows Data

(In millions, except per share data)	September 30, 2024	December 31, 2023
Total investments	$48,695	$46,562
Reinsurance receivables, net of allowance for uncollectible receivables	5,798	5,412
Total assets	67,356	64,711
Insurance reserves	45,864	44,196
Claim and claim adjustment expenses	24,558	23,304
Unearned premiums	7,259	6,933
Future policy benefits	14,047	13,959
Debt	2,972	3,031
Total liabilities	56,598	54,818
Accumulated other comprehensive income (loss) (1)	(1,837)	(2,672)
Total stockholders' equity	10,758	9,893

Book value per common share	$39.72	$36.52
Book value per common share excluding AOCI	$46.50	$46.39

Outstanding shares of common stock (in millions of shares)	270.8	270.9

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$11,327	$10,946

Three Months Ended September 30	2024	2023
Net cash flows provided (used) by operating activities	$748	$828
Net cash flows provided (used) by investing activities	(553)	(679)
Net cash flows provided (used) by financing activities	(120)	(18)
Net cash flows provided (used) by operating, investing and financing activities	$75	$131

Nine Months Ended September 30	2024	2023
Net cash flows provided (used) by operating activities	$1,868	$1,765
Net cash flows provided (used) by investing activities	(762)	(1,537)
Net cash flows provided (used) by financing activities	(998)	(218)
Net cash flows provided (used) by operating, investing and financing activities	$108	$10
(1) As of September 30, 2024 and December 31, 2023, AOCI included after-tax cumulative impacts of changes in discount rates used to measure long duration contracts of $(368) million and $(359) million.
(2) Statutory capital and surplus as of September 30, 2024 is preliminary.

Property & Casualty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2024	2023	Change		2024	2023	Change
Gross written premiums	$3,595	$3,424	5%		$11,409	$10,953	4%
Gross written premiums ex. 3rd party captives	2,825	2,595	9		8,964	8,305	8
Net written premiums	2,360	2,178	8		7,424	6,938	7

Net earned premiums	2,484	2,295	8		7,204	6,662	8
Insurance claims and policyholders' benefits	1,667	1,473			4,700	4,228
Amortization of deferred acquisition costs	457	426			1,336	1,208
Other insurance related expenses	292	265			850	827
Underwriting gain (loss)	68	131	(48)		318	399	(20)
Net investment income	372	318	17		1,090	951	15
Non-insurance warranty revenue	401	407			1,212	1,221
Other revenues	6	8			24	22
Non-insurance warranty expense	387	386			1,169	1,154
Other expenses	13	30			69	68
Core income (loss) before income tax	447	448			1,406	1,371
Income tax (expense) benefit on core income (loss)	(101)	(97)			(308)	(300)
Core income (loss)	$346	$351	(1)%		$1,098	$1,071	3%

Other Performance Metrics
Underwriting gain (loss)	$68	$131	(48)%		$318	$399	(20)%
Effect of catastrophe losses	143	94			313	214
Effect of (favorable) unfavorable development-related items	(2)	(5)			(13)	4
Underlying underwriting gain (loss)	$209	$220	(5)%		$618	$617	—%

Loss & LAE ratio	66.7%	63.9%	(2.8)	pts	64.9%	63.1%	(1.8)	pts
Expense ratio	30.2	30.1	(0.1)		30.3	30.6	0.3
Dividend ratio	0.3	0.3	—		0.4	0.3	(0.1)
Combined ratio	97.2%	94.3%	(2.9)	pts	95.6%	94.0%	(1.6)	pts

Effect of catastrophe impacts	(5.8)	(4.1)	1.7		(4.3)	(3.2)	1.1
Effect of development-related items	0.2	0.2	—		0.2	—	(0.2)
Underlying combined ratio	91.6%	90.4%	(1.2)	pts	91.5%	90.8%	(0.7)	pts

Rate	3%	5%	(2)	pts	4%	5%	(1)	pts
Renewal premium change	5%	6%	(1)	pts	5%	7%	(2)	pts
Retention	85%	84%	1	pts	85%	85%	—	pts
New business	$547	$475	15%		$1,671	$1,533	9%

Specialty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2024	2023	Change		2024	2023	Change
Gross written premiums	$1,743	$1,775	(2)%		$5,153	$5,324	(3)%
Gross written premiums ex. 3rd party captives	982	949	3		2,846	2,796	2
Net written premiums	862	825	4		2,511	2,438	3

Net earned premiums	848	829	2		2,493	2,438	2
Insurance claims and policyholders' benefits	511	482			1,485	1,424
Amortization of deferred acquisition costs	188	175			546	508
Other insurance related expenses	90	89			267	269
Underwriting gain (loss)	59	83	(29)		195	237	(18)
Net investment income	157	136	15		461	407	13
Non-insurance warranty revenue	401	407			1,212	1,221
Other revenues	1	—			1	—
Non-insurance warranty expense	387	386			1,169	1,154
Other expenses	13	13			41	39
Core income (loss) before income tax	218	227			659	672
Income tax (expense) benefit on core income (loss)	(47)	(49)			(142)	(146)
Core income (loss)	$171	$178	(4)%		$517	$526	(2)%

Other Performance Metrics
Underwriting gain (loss)	$59	$83	(29)%		$195	$237	(18)%
Effect of catastrophe losses	—	—			—	—
Effect of (favorable) unfavorable development-related items	—	(5)			(8)	(7)
Underlying underwriting gain (loss)	$59	$78	(24)%		$187	$230	(19)%

Loss & LAE ratio	60.1%	58.0%	(2.1)	pts	59.3%	58.2%	(1.1)	pts
Expense ratio	32.7	31.8	(0.9)		32.5	31.9	(0.6)
Dividend ratio	0.2	0.3	0.1		0.3	0.2	(0.1)
Combined ratio	93.0%	90.1%	(2.9)	pts	92.1%	90.3%	(1.8)	pts

Effect of catastrophe impacts	—	—	—		—	—	—
Effect of development-related items	—	0.6	0.6		0.3	0.3	—
Underlying combined ratio	93.0%	90.7%	(2.3)	pts	92.4%	90.6%	(1.8)	pts

Rate	—%	1%	(1)	pts	1%	1%	—	pts
Renewal premium change	2%	2%	—	pts	2%	2%	—	pts
Retention	89%	87%	2	pts	89%	88%	1	pts
New business	$129	$121	7%		$341	$349	(2)%

Commercial - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2024	2023	Change		2024	2023	Change
Gross written premiums	$1,547	$1,343	15%		$5,160	$4,504	15%
Gross written premiums ex. 3rd party captives	1,538	1,340	15		5,022	4,384	15
Net written premiums	1,221	1,071	14		4,017	3,588	12

Net earned premiums	1,325	1,170	13		3,774	3,336	13
Insurance claims and policyholders' benefits	961	813			2,647	2,252
Amortization of deferred acquisition costs	209	188			608	532
Other insurance related expenses	158	156			454	456
Underwriting gain (loss)	(3)	13	(123)		65	96	(32)
Net investment income	183	156	17		534	470	14
Other revenues	5	9			23	22
Other expenses	8	11			33	27
Core income (loss) before income tax	177	167			589	561
Income tax (expense) benefit on core income (loss)	(38)	(34)			(125)	(118)
Core income (loss)	$139	$133	5%		$464	$443	5%

Other Performance Metrics
Underwriting gain (loss)	$(3)	$13	(123)%		$65	$96	(32)%
Effect of catastrophe losses	127	87			285	190
Effect of (favorable) unfavorable development-related items	—	—			—	(4)
Underlying underwriting gain (loss)	$124	$100	24%		$350	$282	24%

Loss & LAE ratio	72.0%	68.9%	(3.1)	pts	69.7%	67.0%	(2.7)	pts
Expense ratio	27.7	29.5	1.8		28.1	29.6	1.5
Dividend ratio	0.5	0.5	—		0.5	0.5	—
Combined ratio	100.2%	98.9%	(1.3)	pts	98.3%	97.1%	(1.2)	pts

Effect of catastrophe impacts	(9.6)	(7.4)	2.2		(7.5)	(5.7)	1.8
Effect of development-related items	0.1	—	(0.1)		—	0.2	0.2
Underlying combined ratio	90.7%	91.5%	0.8	pts	90.8%	91.6%	0.8	pts

Rate	6%	8%	(2)	pts	6%	8%	(2)	pts
Renewal premium change	8%	9%	(1)	pts	8%	10%	(2)	pts
Retention	84%	83%	1	pts	84%	85%	(1)	pts
New business	$345	$292	18%		$1,117	$945	18%

International - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2024	2023	Change		2024	2023	Change
Gross written premiums	$305	$306	—%		$1,096	$1,125	(3)%
Net written premiums	277	282	(2)		896	912	(2)
Net earned premiums	311	296	5		937	888	6
Insurance claims and policyholders' benefits	195	178			568	552
Amortization of deferred acquisition costs	60	63			182	168
Other insurance related expenses	44	20			129	102
Underwriting gain (loss)	12	35	(66)		58	66	(12)
Net investment income	32	26	23		95	74	28
Other revenues	—	(1)			—	—
Other expenses	(8)	6			(5)	2
Core income (loss) before income tax	52	54			158	138
Income tax (expense) benefit on core income (loss)	(16)	(14)			(41)	(36)
Core income (loss)	$36	$40	(10)%		$117	$102	15%

Other Performance Metrics
Underwriting gain (loss)	$12	$35	(66)%		$58	$66	(12)%
Effect of catastrophe losses	16	7			28	24
Effect of (favorable) unfavorable development-related items	(2)	—			(5)	15
Underlying underwriting gain (loss)	$26	$42	(38)%		$81	$105	(23)%

Loss & LAE ratio	62.5%	60.2%	(2.3)	pts	60.6%	62.2%	1.6	pts
Expense ratio	33.6	28.1	(5.5)		33.1	30.3	(2.8)
Dividend ratio	—	—	—		—	—	—
Combined ratio	96.1%	88.3%	(7.8)	pts	93.7%	92.5%	(1.2)	pts

Effect of catastrophe impacts	(5.1)	(2.3)	2.8		(3.0)	(2.7)	0.3
Effect of development-related items	0.7	—	(0.7)		0.5	(1.7)	(2.2)
Underlying combined ratio	91.7%	86.0%	(5.7)	pts	91.2%	88.1%	(3.1)	pts

Rate	(2)%	2%	(4)	pts	—%	4%	(4)	pts
Renewal premium change	1%	7%	(6)	pts	2%	7%	(5)	pts
Retention	82%	84%	(2)	pts	81%	83%	(2)	pts
New business	$73	$62	18%		$213	$239	(11)%

Life & Group - Results of Operations

Periods ended September 30	Three Months		Nine Months
(In millions)	2024	2023	2024	2023
Net earned premiums	$110	$112	$329	$340
Net investment income	240	216	710	659
Other revenues	—	—	—	—
Total operating revenues	350	328	1,039	999
Insurance claims and policyholders' benefits	336	343	973	998
Other insurance related expenses	30	29	88	89
Other expenses	1	(1)	2	—
Total claims, benefits and expenses	367	371	1,063	1,087
Core income (loss) before income tax	(17)	(43)	(24)	(88)
Income tax (expense) benefit on core income (loss)	8	14	19	36
Core income (loss)	$(9)	$(29)	$(5)	$(52)

Corporate & Other - Results of Operations

Periods ended September 30	Three Months		Nine Months
(In millions)	2024	2023	2024	2023
Net earned premiums	$(1)	$(1)	$(1)	$(1)
Net investment income	14	19	53	43
Other revenues	2	—	2	—
Total operating revenues	15	18	54	42
Insurance claims and policyholders' benefits	16	10	35	32
Other insurance related expenses	(1)	—	(1)	1
Interest expense	32	35	101	93
Other expenses	23	14	65	36
Total claims, benefits and expenses	70	59	200	162
Core income (loss) before income tax	(55)	(41)	(146)	(120)
Income tax (expense) benefit on core income (loss)	11	8	27	23
Core income (loss)	$(44)	$(33)	$(119)	$(97)

Investment Summary - Consolidated

	September 30, 2024		June 30, 2024		December 31, 2023
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$25,792	$(74)	$24,372	$(1,095)	$24,268	$(748)
States, municipalities and political subdivisions:
Tax-exempt	3,333	65	3,333	(33)	3,722	88
Taxable	3,815	(323)	3,696	(498)	3,670	(409)
Total states, municipalities and political subdivisions	7,148	(258)	7,029	(531)	7,392	(321)
Asset-backed:
RMBS	3,354	(330)	3,115	(487)	3,002	(409)
CMBS	1,741	(126)	1,611	(179)	1,631	(223)
Other ABS	3,585	(146)	3,379	(243)	3,268	(243)
Total asset-backed	8,680	(602)	8,105	(909)	7,901	(875)
U.S. Treasury and obligations of government-sponsored enterprises	222	(2)	191	(2)	151	(1)
Foreign government	737	(18)	706	(36)	713	(28)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	42,579	(954)	40,403	(2,573)	40,425	(1,973)
Equities:
Common stock	183	—	180	—	191	—
Non-redeemable preferred stock	485	—	489	—	492	—
Total equities	668	—	669	—	683	—
Limited partnership investments:
Hedge funds	356	—	347	—	332	—
Private equity funds	2,106	—	2,020	—	1,842	—
Total limited partnership investments	2,462	—	2,367	—	2,174	—
Other invested assets	83	—	73	—	80	—
Mortgage loans	1,003	—	986	—	1,035	—
Short-term investments	1,900	—	1,747	—	2,165	1
Total investments	$48,695	$(954)	$46,245	$(2,573)	$46,562	$(1,972)

Net receivable/(payable) on investment activity	$(93)		$(6)		$36

Effective duration (in years)	6.4		6.4		6.5
Weighted average rating (1)	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investment Summary - Property & Casualty and Corporate & Other

	September 30, 2024		June 30, 2024		December 31, 2023
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$15,158	$(333)	$14,311	$(779)	$14,424	$(756)
States, municipalities and political subdivisions:
Tax-exempt	1,027	(157)	1,008	(190)	1,160	(159)
Taxable	2,240	(329)	2,133	(428)	2,076	(399)
Total states, municipalities and political subdivisions	3,267	(486)	3,141	(618)	3,236	(558)
Asset-backed:
RMBS	3,352	(330)	3,113	(487)	3,000	(409)
CMBS	1,718	(124)	1,588	(177)	1,601	(221)
Other ABS	2,983	(78)	2,813	(140)	2,676	(170)
Total asset-backed	8,053	(532)	7,514	(804)	7,277	(800)
U.S. Treasury and obligations of government-sponsored enterprises	213	(2)	191	(2)	150	(1)
Foreign government	688	(11)	660	(26)	685	(20)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	27,379	(1,364)	25,817	(2,229)	25,772	(2,135)
Equities:
Common stock	183	—	180	—	191	—
Non-redeemable preferred stock	99	—	82	—	82	—
Total equities	282	—	262	—	273	—
Limited partnership investments:
Hedge funds	272	—	265	—	184	—
Private equity funds	1,611	—	1,545	—	1,019	—
Total limited partnership investments	1,883	—	1,810	—	1,203	—
Other invested assets	83	—	73	—	80	—
Mortgage loans	814	—	796	—	842	—
Short-term investments	1,739	—	1,698	—	2,094	1
Total investments	$32,180	$(1,364)	$30,456	$(2,229)	$30,264	$(2,134)

Net receivable/(payable) on investment activity	$(99)		$(19)		$33

Effective duration (in years)	4.4		4.4		4.5
Weighted average rating (1)	A		A		A
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investment Summary - Life & Group

	September 30, 2024		June 30, 2024		December 31, 2023
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$10,634	$259	$10,061	$(316)	$9,844	$8
States, municipalities and political subdivisions:
Tax-exempt	2,306	222	2,325	157	2,562	247
Taxable	1,575	6	1,563	(70)	1,594	(10)
Total states, municipalities and political subdivisions	3,881	228	3,888	87	4,156	237
Asset-backed:
RMBS	2	—	2	—	2	—
CMBS	23	(2)	23	(2)	30	(2)
Other ABS	602	(68)	566	(103)	592	(73)
Total asset-backed	627	(70)	591	(105)	624	(75)
U.S. Treasury and obligations of government-sponsored enterprises	9	—	—	—	1	—
Foreign government	49	(7)	46	(10)	28	(8)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	15,200	410	14,586	(344)	14,653	162
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	386	—	407	—	410	—
Total equities	386	—	407	—	410	—
Limited partnership investments:
Hedge funds	84	—	82	—	148	—
Private equity funds	495	—	475	—	823	—
Total limited partnership investments	579	—	557	—	971	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	189	—	190	—	193	—
Short-term investments	161	—	49	—	71	—
Total investments	$16,515	$410	$15,789	$(344)	$16,298	$162

Net receivable/(payable) on investment activity	$6		$13		$3

Effective duration (in years)	10.1		9.9		10.2
Weighted average rating (1)	A-		A-		A-
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investments - Fixed Maturity Securities by Credit Rating

September 30, 2024	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$29	$—	$745	$(3)	$7,941	$24	$15,454	$(66)	$1,623	$(29)	$25,792	$(74)
States, municipalities and political subdivisions	—	—	1,126	(17)	4,503	(195)	1,229	(5)	270	(36)	20	(5)	7,148	(258)
Asset-backed:
RMBS	2,843	(240)	494	(93)	8	—	—	—	—	—	9	3	3,354	(330)
CMBS	—	—	700	(7)	628	(52)	189	(19)	183	(21)	41	(27)	1,741	(126)
Other ABS	—	—	480	—	270	(47)	1,346	(37)	1,305	(49)	184	(13)	3,585	(146)
Total asset-backed	2,843	(240)	1,674	(100)	906	(99)	1,535	(56)	1,488	(70)	234	(37)	8,680	(602)
U.S. Treasury and obligations of government-sponsored enterprises	222	(2)	—	—	—	—	—	—	—	—	—	—	222	(2)
Foreign government	—	—	214	(2)	390	(6)	40	(5)	93	(5)	—	—	737	(18)
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total fixed maturity securities	$3,065	$(242)	$3,043	$(119)	$6,544	$(303)	$10,745	$(42)	$17,305	$(177)	$1,877	$(71)	$42,579	$(954)

Percentage of total fixed maturity securities	7%		7%		15%		25%		41%		5%		100%

Components of Net Investment Income

Periods ended September 30	Consolidated
	Three Months		Nine Months
(In millions)	2024	2023	2024	2023
Taxable fixed income securities	$490	$457	$1,446	$1,331
Tax-exempt fixed income securities	35	43	109	138
Total fixed income securities	525	500	1,555	1,469
Common stock	13	—	31	16
Limited partnerships - hedge funds	13	(2)	35	19
Limited partnerships - private equity funds	54	30	160	89
Total limited partnership and common stock investments	80	28	226	124
Other, net of investment expense	21	25	72	60
Net investment income	$626	$553	$1,853	$1,653

Effective income yield for fixed income securities portfolio	4.8%	4.7%	4.8%	4.6%
Limited partnership and common stock return for the period	3.1	1.3	9.4	5.8

	Property & Casualty and Corporate & Other
Periods ended September 30
	Three Months		Nine Months
(In millions)	2024	2023	2024	2023
Taxable fixed income securities	$301	$283	$893	$816
Tax-exempt fixed income securities	8	10	27	32
Total fixed income securities	309	293	920	848
Common stock	13	—	31	16
Limited partnerships - hedge funds	10	—	22	11
Limited partnerships - private equity funds	30	16	89	49
Total limited partnership and common stock investments	53	16	142	76
Other, net of investment expense	24	28	81	70
Net investment income	$386	$337	$1,143	$994

Effective income yield for fixed income securities portfolio	4.3%	4.2%	4.3%	4.1%

Periods ended September 30	Life & Group
	Three Months		Nine Months
(In millions)	2024	2023	2024	2023
Taxable fixed income securities	$189	$174	$553	$515
Tax-exempt fixed income securities	27	33	82	106
Total fixed income securities	216	207	635	621
Common stock	—	—	—	—
Limited partnerships - hedge funds	3	(2)	13	8
Limited partnerships - private equity funds	24	14	71	40
Total limited partnership and common stock investments	27	12	84	48
Other, net of investment expense	(3)	(3)	(9)	(10)
Net investment income	$240	$216	$710	$659

Effective income yield for fixed income securities portfolio	5.7%	5.6%	5.6%	5.6%

Net Investment Gains (Losses)

Periods ended September 30	Consolidated
	Three Months		Nine Months
(In millions)	2024	2023	2024	2023
Fixed maturity securities:
Corporate and other bonds	$(17)	$(11)	$(38)	$(46)
States, municipalities and political subdivisions	(1)	(4)	(3)	3
Asset-backed	(4)	(22)	(25)	(43)
Total fixed maturity securities	(22)	(37)	(66)	(86)
Non-redeemable preferred stock	13	2	25	(9)
Derivatives, short-term and other	(1)	2	(1)	1
Mortgage loans	—	(5)	—	(11)
Net investment gains (losses)	(10)	(38)	(42)	(105)
Income tax benefit (expense) on net investment gains (losses)	3	7	9	21
Net investment gains (losses), after tax	$(7)	$(31)	$(33)	$(84)

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended September 30, 2024 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$7,319	$10,617	$2,783	$20,719	$651	$2,604	$23,974
Ceded	1,407	1,184	443	3,034	90	2,234	5,358
Net	5,912	9,433	2,340	17,685	561	370	18,616

Net incurred claim & claim adjustment expenses	510	955	195	1,660	(2)	26	1,684
Net claim & claim adjustment expense payments	(489)	(656)	(112)	(1,257)	(11)	(9)	(1,277)
Foreign currency translation adjustment and other	—	—	76	76	16	1	93

Claim & claim adjustment expense reserves, end of period
Net	5,933	9,732	2,499	18,164	564	388	19,116
Ceded	1,395	1,286	491	3,172	86	2,184	5,442
Gross	$7,328	$11,018	$2,990	$21,336	$650	$2,572	$24,558

Nine months ended September 30, 2024 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$7,131	$10,103	$2,709	$19,943	$675	$2,686	$23,304
Ceded	1,215	1,082	433	2,730	93	2,318	5,141
Net	5,916	9,021	2,276	17,213	582	368	18,163

Net incurred claim & claim adjustment expenses	1,479	2,629	568	4,676	16	70	4,762
Net claim & claim adjustment expense payments	(1,461)	(1,919)	(381)	(3,761)	(33)	(50)	(3,844)
Foreign currency translation adjustment and other	(1)	1	36	36	(1)	—	35

Claim & claim adjustment expense reserves, end of period
Net	5,933	9,732	2,499	18,164	564	388	19,116
Ceded	1,395	1,286	491	3,172	86	2,184	5,442
Gross	$7,328	$11,018	$2,990	$21,336	$650	$2,572	$24,558

Life & Group Policyholder Reserves

Three months ended September 30, 2024 (In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Beginning of Period	$561	$13,211	$13,772

Incurred claims and policyholders' benefits (1)	(2)	338	336
Benefit and expense payments	(11)	(291)	(302)
Change in discount rate assumptions and other (AOCI)	16	789	805

End of Period	$564	$14,047	14,611

Nine months ended September 30, 2024 (In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Beginning of Period	$582	$13,959	$14,541

Incurred claims and policyholders' benefits (1)	16	959	975
Benefit and expense payments	(33)	(883)	(916)
Change in discount rate assumptions and other (AOCI)	(1)	12	11

End of Period	$564	$14,047	$14,611
(1) Incurred claims and policyholders' benefits above does not agree to Net incurred claims and benefits as reflected in Note J to the Condensed Consolidated Financial Statements included under Part I, Item 1 of the Quarterly Report on Form 10-Q due to the timing of benefit and expense cash flows in determining Future Policy Benefit reserves, along with the allowable expenses in the reserve.

Definitions and Presentation
•Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.
•P&C Operations includes Specialty, Commercial and International.
•Life & Group segment includes the individual and group run-off long-term care businesses as well as structured settlement obligations not funded by annuities related to certain property and casualty claimants.
•Corporate & Other segment primarily includes certain corporate expenses, including interest on corporate debt, and the results of certain property and casualty business in run-off, including CNA Re, asbestos and environmental pollution (A&EP), a legacy portfolio of excess workers' compensation (EWC) policies and certain legacy mass tort reserves.
•Management uses the core income (loss) financial measure to monitor the Company’s operations for the Specialty, Commercial and International segments. Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and gains or losses resulting from pension settlement transactions. Net investment gains or losses are excluded from the calculation of core income (loss) because they are generally driven by economic factors that are not necessarily reflective of our primary operations. The calculation of core income (loss) excludes gains or losses resulting from pension settlement transactions as they result from decisions regarding our defined benefit pension plans which are unrelated to our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate the Company's primary operations. Please refer to Note P to the Consolidated Financial Statements within the December 31, 2023 Form 10-K for further discussion regarding how the Company manages its business.
•In evaluating the results of the Specialty, Commercial and International segments, management uses the loss ratio, the underlying loss ratio, the expense ratio, the dividend ratio, the combined ratio and the underlying combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The underlying loss ratio excludes the impact of catastrophe losses and development-related items from the loss ratio. Development-related items represents net prior year loss reserve and premium development, and includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The underlying combined ratio is the sum of the underlying loss ratio, the expense ratio and the dividend ratio. The underlying loss ratio and the underlying combined ratio are deemed to be non-GAAP financial measures, and management believes some investors may find these ratios useful to evaluate our underwriting performance since they remove the impact of catastrophe losses which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. Exposure represents the measure of risk used in the pricing of the insurance product. The change in exposure represents the change in premium dollars on policies that renew as a result of the change in risk of the policy. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•Management uses underwriting gain (loss), calculated using GAAP financial results, to monitor insurance operations of our Specialty, Commercial and International segments. Underwriting gain (loss) is deemed to be a non-GAAP measure and is calculated pretax as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses. Net income (loss) is the most directly comparable GAAP measure. Management believes some investors may find this measure useful to evaluate profitability, before tax, derived from our underwriting activities which are managed separately from our investing activities. Underlying underwriting gain (loss) is deemed to be a non-GAAP measure that represents pretax underwriting gain (loss) excluding catastrophe losses and development-related items. Management believes some investors may find this measure useful to evaluate profitability, before tax, of our underwriting activities, excluding the impact of catastrophe losses which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance.
•This financial supplement may also reference or contain financial measures utilized to monitor the Company's investment portfolio that are not in accordance with GAAP. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.
•For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's filings with the Securities and Exchange Commission, available at www.cna.com.
•Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.
•Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.
•Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.
•Certain immaterial differences are due to rounding.
•N/M = Not Meaningful